The following information supersedes certain information in the Fund's Statement of Additional Information.

DWS Money Market Trust
DWS Money Market Series (the "Fund")

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The Board of Trustees of the Fund, a series of DWS Money Market Trust (the
"Trust"), has approved a reorganization (the "Reorganization") pursuant to which the Fund will become a feeder fund of Cash Management Portfolio (the "Master Portfolio"). As a feeder fund in a master/feeder structure, the Fund will no longer invest directly in securities and other instruments but will invest all or substantially all of its assets in the Master Portfolio, which will invest directly in securities and other instruments. Pursuant to the Reorganization, the Fund will contribute its net assets to the Master Portfolio in return for shares of the Master Portfolio equal in number to the number of Fund shares outstanding. The Reorganization is expected to occur on or about July 30, 2007 and is expected to be a tax-free reorganization for Federal income tax purposes.

In conjunction with approving the Reorganization, the Board of Trustees also approved a change in the Fund's investment objective and strategy, as set forth below.

The Fund seeks a high level of current income consistent with liquidity and the preservation of capital. The Fund invests all of its assets in a master portfolio with the same goal as the Fund. The Fund, through the master portfolio, seeks to achieve its goal by investing in high quality, short-term money market instruments and maintains a dollar-weighted average maturity of 90 days or less. The Fund attempts to maintain a stable share price by investing in high quality securities that are valued in US dollars and have remaining maturities of 397 days or less at the time of purchase. The Fund may also invest in securities that have features that reduce their maturity to 397 days (about 13 months) or less at the time of purchase.

The Fund buys US government obligations, money market instruments and other debt obligations that at the time of purchase:

         - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

         - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

         - are unrated, but are determined to be of comparable quality by the Advisor; or

         - have no short-term rating, but are rated in one of the top three highest long-term rating categories by at least one NRSRO, and are determined to be of comparable quality by the Advisor.

Effective as of July 30, 2007, following language is added to the "Investment Policies and Techniques" section of the Statement of Additional Information:

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in Cash Management Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Advisor at 1-800-730-1313, with respect to Institutional Shares and Managed Shares, and at 1-800-728-3338, with respect to Prime Reserve Class S Shares and Premium Class S Shares.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

Dated: March 23, 2007







                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group